SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                          Amendment No. 1 to Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of
          earliest event reported).........................June 6, 1996

                              TEJAS GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-17389                                              76-0263364
(Commission File Number)                                  (I.R.S. Employer
                                                       Identification Number)

1301 McKinney, Suite 700
   Houston, Texas                                              77010
(Address of Principal                                        (Zip Code)
  Executive Offices)

                          Registrant's telephone number
                       including area code: (713) 658-0509

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS EXPLANATORY NOTE.

            The Registrant's Current Report on Form 8-K dated June 6, 1996 is hereby amended to include the physical filing of Exhibits 2(b), 2(c) and 2(d).

          *2(a) Agreement of Merger dated as of May 9, 1996 between Central and South West Corporation and Tejas Gas Corporation relating to Transok, Inc., as amended by First Amendment to Agreement of Merger dated June 6, 1996.

           2(b) Lease Agreement dated as of June 6, 1996 between Canadian Imperial Bank of Commerce Inc. ("CIBC Inc."), as lessor, and Transok Acquisition Corporation III, ("TAC III"), as lessee.

           2(c) Participation Agreement dated as of June 6, 1996 between TAC III, as lessee, CIBC Inc., as lessor, Canadian Imperial Bank of Commerce, New York agency, as administrative agent, and Bank of Montreal, as documentation agent.

           2(d) Secured Credit Agreement dated as of June 6, 1996 between Transok Acquisition Company, Bank of Montreal and CIBC Inc.
         -----------
          *       Previously Filed.

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TEJAS GAS CORPORATION


Date:    July 17, 1996        By: /s/ JAMES W. WHALEN
                                      James W. Whalen
                                       Executive Vice President and Chief
                                       Financial Officer (principal financial
                                       officer and principal accounting officer)

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